DELAWARE GROUP® INCOME FUNDS
(the “Trust”)

Delaware Corporate Bond Fund
Delaware Delchester® Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated November 28, 2008

The following replaces the table regarding the investment professionals affiliated with the Trust in the section entitled, “Managers of the Trust” on page 24 of the Funds’ Statement of Additional Information:

	Position(s) Held with Delaware	Length of Time	Principal Occupation(s) During Past
Name, Address and Birthdate	Group Income Funds	Served	5 Years
Roger A. Early	Senior Vice President and	Since May	Mr. Early joined Delaware Investments
2005 Market Street	Co-Chief Investment Officer – Total	2007	in 2007.
Philadelphia, PA 19103	Return Fixed Income Strategy
Senior Portfolio Manager, Chartwell
February 1954			Investment Partners
(2003–2007)

Chief Investment Officer,
Turner Investments
(2002–2003)

Thomas H. Chow	Senior Vice President and Senior	Since May 2007	Mr. Chow has served in various
2005 Market Street	Portfolio Manager		capacities at different times at Delaware
Philadelphia, PA 19103			Investments.

September 1966

Chuck M. Devereux	Senior Vice President and Senior Research	Since May 2007	Mr. Devereux has served in
2005 Market Street	Analyst		various capacities at different times at
Philadelphia, PA 19103			Delaware Investments.

October 1969

Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio	Since August	Mr. Loome joined Delaware
2005 Market Street	Manager and Head of High Yield	2007	Investments in 2007.
Philadelphia, PA 19103	Investments
Mr. Loome served in various
October 1967			capacities at different times at T. Rowe
Price.

The following replaces the information in the section entitled, “Portfolio Managers – Other Accounts Managed” on page 33 of the Funds’ Statement of Additional Information:

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of July 31, 2008 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-Based	with Performance-Based
	Accounts	Managed	Fees	Fees
Roger A. Early
Registered Investment	20	$5.8 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	17	$3.3 billion	0	$0
Thomas H. Chow
Registered Investment	19	$9.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	10	$1.5 billion	0	$0
Chuck M. Devereux
Registered Investment	4	$742.2 million	0	$0
Companies
Other Pooled Investment	0	0	0	$0
Vehicles
Other Accounts	2	$50,000	0	$0
Kevin P. Loome
Registered Investment	19	$7.6 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	7	$524 million	0	$0

The following replaces the information in the section entitled, “Portfolio Managers – Ownership of Securities” on page 35 of the Funds’ Statement of Additional Information:

Ownership of Securities
     As of July 31, 2008, the Funds’ portfolio managers owned the following amounts of Fund shares:

Dollar Range of Fund
Portfolio Manager	Shares Owned[1]
Roger A. Early	None
Thomas H. Chow	None
Chuck M. Devereux	Delchester Fund
($10,001–$50,000)
Kevin P. Loome	None

1    The ranges for Fund share ownership by portfolio managers are: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; $100,001–$500,000; $500,001–$1 million; or over $1 million.

This Supplement is dated February 3, 2009.